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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                      ---------


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934



                            Date of Report: June 12, 1997
                    Date of Earliest Event Reported: June 11, 1997


                              GREAT LAKES AVIATION, LTD.
                (Exact name of registrant as specified in its charer)


            IOWA                     0-23224               42-1135319
 (State of Other Jurisdiction)       (Commission           (IRS Employer
       of Incorporation)             File Number)          Identification No.)


                                  1965 330TH STREET
                               SPENCER, IOWA 51301-9211
            (Address of principal executive offices, including area code)


                                    (712) 262-1000
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

    Reference is made to the Press Release issued to the public by the Registrant on June 11, 1997, and attached hereto as an exhibit, relating to (i) the appointment of a Director of Maintenance, (ii) the appointment of a Director of Cost Control and Quality Assurance Oversight, and (iii) the resignation of the Company's Chief Financial Officer.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         99        Press Release dated June 11, 1997.


                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

Dated: June 12, 1997                        GREAT LAKES AVIATION, LTD.



                                            /s/ A.L. Maxson
                                            -----------------------------------
                                            A.L. Maxson
                                            Chief Financial Officer


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                                    EXHIBIT INDEX

EXHIBIT
NUMBER                       DESCRIPTION
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99                           Press Release dated June 11, 1997.